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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  August 24, 2000

                           CONTANGO OIL & GAS COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        0-24971                   95-4079863
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                        3700 Buffalo Speedway, Suite 960
                              Houston, Texas 77098
                    (Address of Principal Executive Offices)

                                  (713)960-1901
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On August 22, 2000, Contango Oil & Gas Company (the "Company") filed a Certificate of Designations, Preferences and Relative Rights and Limitations pursuant to which it designated 5,000 shares of its preferred stock as Series A Senior Convertible Cumulative Preferred Stock (the "Series A Preferred"). Series A Preferred ranks prior to the Company's common stock (and any junior stock) with respect to the payment of dividends or distributions and upon liquidation, dissolution, winding-up or otherwise. Holders of the Series A Preferred shares are entitled to receive quarterly dividends at dividend rate equal to 8% per annum if paid in cash on a current quarterly basis or otherwise at a rate of 10% per annum if not paid on a current quarterly basis or if paid in shares of Series A Preferred, in each case computed on the basis of $1,000 per share. Holders of Series A Preferred shares may, at their discretion, elect to convert such shares to shares of the Company's common stock at a conversion price of $1.25 per share. In addition, upon the occurrence of certain events, the Company may elect to convert all of the outstanding shares of Series A Preferred at a conversion price of $1.25 per share.

         On August 24, 2000, Contango Oil & Gas Company (the "Company") sold in a private placement transaction 2,500 shares of its Series A Preferred and a five-year warrant to purchase 500,000 shares of common stock at an exercise price of $1.00 per share to Trust Company of the West ("TCW"), as investment manager and custodian on behalf of a client, for net proceeds of $2,500,000. As a result of the transaction, TCW, in its capacities as investment manager and custodian, owns 100% of the Company's outstanding preferred stock and approximately 16% of the Company's outstanding common stock. The issuance of the securities to the TCW was exempt from registration under Section 4(2) of the Securities Act, as it did not involve a public offering of securities.

         On August 24, 2000, the Southern Ute Indian Tribe doing business as the Southern Ute Indian Tribe Growth Fund (the "SUIT Growth Fund") exercised an option previously sold to the SUIT Growth Fund in a private placement to purchase an additional 2,500,000 shares of common stock for net proceeds of $2,500,000. As a result of this transaction, the SUIT Growth Fund owns approximately 22% of the Company's 22,920,412 outstanding shares of common stock. In order to induce the SUIT Growth Fund to exercise such option, the Company issued to the SUIT Growth Fund a five-year warrant to purchase 250,000 shares of common stock at an exercise price of $1.00 per share. The issuance of the securities to the SUIT Growth Fund was exempt from registration under
Section 4(2) of the Securities Act, as it did not involve a public offering of securities.

         On August 24, 2000, the Company sold in a private placement transaction a five-year warrant to purchase 125,000 shares of common stock at an exercise price of $1.00 per share to Fairfield Industries Incorporated ("Fairfield").
The issuance of the warrant to Fairfield was exempt from registration under
Section 4(2) of the Securities Act, as it did not involve a public offering of securities.

         On August 24, 2000, the Company sold in a private placement transaction a five-year warrant to purchase 125,000 shares of common stock at an exercise price of $1.00 per share to Juneau Exploration Company, LLC ("JEX"). The issuance of the warrant to JEX was exempt from registration under
Section 4(2) of the Securities Act, as it did not involve a public offering of securities.

         On August 24, 2000, the Company caused its wholly-owned subsidiary, REX Offshore Corporation, to acquire a 10% ownership interest in a newly-formed limited liability company named Republic Exploration LLC for an initial investment of $4,000,000, with an option to acquire an additional 23.33% ownership interest in Republic Exploration LLC on or before December 29, 2000 for a purchase price of $2,500,000. Republic Exploration LLC is (or will be) in the business of conducting exploration, development and production activities in the Gulf of Mexico.

         In addition, the press release of the Company, dated August 24, 2000, is filed as Exhibit 99.1 and is incorporated by reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

         The following is a list of exhibits filed as a part of this Form 8-K. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference.

Exhibit No.                         Description of Document
-----------                         -----------------------



4.1 Certificate of Designations, Preferences and Relative Rights and Limitations for Series A Senior Convertible Cumulative Preferred Stock

10.1 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and the Trust Company of the West, in its capacities as Investment Manager and Custodian

10.2 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and the Southern Ute Indian Tribe doing business as the Southern Ute Indian Tribe Growth Fund

10.3 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and Fairfield Industries Incorporated

10.4 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and Juneau Exploration Company, LLC

99.1 Press release of Contango Oil & Gas Company dated August 24, 2000


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONTANGO OIL & GAS COMPANY,
                                            a Nevada corporation


Date:  September 8, 2000                    By:  /s/ KENNETH R. PEAK
                                                 -------------------
                                                 Kenneth R. Peak
                                                 President and Chief Executive
                                                 Officer




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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION OF DOCUMENT
-------                    -----------------------
4.1                        Certificate of Designations, Preferences and Relative
                           Rights and Limitations for Series A Senior
                           Convertible Cumulative Preferred Stock

10.1 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and
                           Trust Company of the West, in its capacities as Investment Manager and Custodian

10.2 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and the Southern Ute Indian Tribe doing business as the Southern Ute Indian Tribe Growth Fund

10.3 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and
                           Fairfield Industries Incorporated

10.4 Securities Purchase Agreement dated August 24, 2000 by and between Contango Oil & Gas Company and Juneau
                           Exploration Company, LLC

99.1 Press Release of Contango Oil & Gas Company dated August 24, 2000



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